                             MEMORANDUM OF AGREEMENT


         This Memorandum of Agreement, dated October 29, 2003, is entered into as of the dates indicated on Exhibit "A" between AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust, and Tax-Free Investments Trust (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to October 29, 2003 and entered into as of the effective dates indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc. (now known as AIM International Mutual Funds), AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Series Trust, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (now known as Tax-Free Investments Trust), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date indicated on Exhibit "A".

                                          AIM EQUITY FUNDS AIM
                                          FLOATING RATE FUND
                                          AIM FUNDS GROUP AIM
                                          GROWTH SERIES AIM
                                          INTERNATIONAL MUTUAL
                                          FUNDS AIM INVESTMENT
                                          FUNDS AIM INVESTMENT
                                          SECURITIES FUNDS AIM
                                          SELECT REAL ESTATE
                                          INCOME FUND AIM
                                          SUMMIT FUND AIM
                                          TAX-EXEMPT FUNDS AIM
                                          VARIABLE INSURANCE
                                          FUNDS SHORT-TERM
                                          INVESTMENTS TRUST
                                          TAX-FREE INVESTMENTS
                                          TRUST


                                          By:  /s/ Robert H. Graham
                                             -----------------------------------

                                          Title:  President
                                                --------------------------------



                                          A I M ADVISORS, INC.

                                          By:  /s/ Mark H. Williamson
                                             -----------------------------------

                                          Title:  President
                                                --------------------------------

                                                    As revised December 30, 2004

                                   EXHIBIT "A"

                                AIM EQUITY FUNDS

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM Aggressive Growth Fund                             June 21, 2000
AIM Blue Chip Fund                                     June 21, 2000
AIM Capital Development Fund                           June 21, 2000
AIM Charter Fund                                       June 21, 2000
AIM Constellation Fund                                 June 21, 2000
AIM Core Strategies Fund                             December 28, 2001
AIM Dent Demographic Trends Fund                       June 21, 2000
AIM Diversified Dividend Fund                        December 28, 2001
AIM Emerging Growth Fund                               June 21, 2000
AIM Large Cap Basic Value Fund                         June 21, 2000
AIM Large Cap Growth Fund                              June 21, 2000
AIM Mid Cap Growth Fund                                June 21, 2000
AIM Select Basic Value Fund                           August 29, 2002
AIM U.S. Growth Fund                                  August 29, 2002
AIM Weingarten Fund                                    June 21, 2000

                             AIM FLOATING RATE FUND

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM Floating Rate Fund                               September 1, 2001

                                 AIM FUNDS GROUP

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM Balanced Fund                                      June 1, 2000
AIM Basic Balanced Fund                             September 28, 2001
AIM European Small Company Fund                       August 30, 2000
AIM Global Value Fund                                December 27, 2000
AIM International Small Company Fund                  August 30, 2000
AIM Mid Cap Basic Value Fund                         December 27, 2001
AIM Premier Equity Fund                                June 1, 2000
AIM Select Equity Fund                                 June 1, 2000
AIM Small Cap Equity Fund                             August 30, 2000

                                AIM GROWTH SERIES

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM Basic Value Fund                                   June 5, 2000
AIM Mid Cap Core Equity Fund                         September 1, 2001
AIM Small Cap Growth Fund                           September 11, 2000
AIM Global Equity Fund**                             September 1, 2001

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund

** Effective November 4, 2003, AIM Global Trends Fund, formerly a series of AIM
   Series Trust, was restructured as a series of AIM Growth Series. Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

                                                    As revised December 30, 2004

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM Asia Pacific Growth Fund                           June 21, 2000
AIM European Growth Fund                               June 21, 2000
AIM Global Aggressive Growth Fund                      June 21, 2000
AIM Global Growth Fund                                 June 21, 2000
AIM International Growth Fund                          June 21, 2000
AIM International Core Equity Fund***                November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM Developing Markets Fund                          September 1, 2001
AIM Global Health Care Fund                          September 1, 2001
AIM Libra Fund                                       November 1, 2002
AIM Trimark Endeavor Fund                            November 4, 2003
AIM Trimark Fund                                     November 4, 2003
AIM Trimark Small Companies Fund                     November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM High Yield Fund                                    June 1, 2000
AIM Income Fund                                        June 1, 2000
AIM Intermediate Government Fund                       June 1, 2000
AIM Limited Maturity Treasury Fund                     June 1, 2000
AIM Money Market Fund                                  June 1, 2000
AIM Municipal Bond Fund                                June 1, 2000
AIM Real Estate Fund****                            September 11, 2000
AIM Short Term Bond Fund                              August 29, 2002
AIM Total Return Bond Fund                           December 28, 2001

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM Select Real Estate Income Fund                     May 31, 2002

                                 AIM SUMMIT FUND

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM Summit Fund                                        July 24, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.
***** Effective November 24, 2003, Liquid Assets and STIC Prime Portfolios, formerly series of Short-Term Investments Co., were restructured as series of Short-Term Investments Trust.
****** Effective November 4, 2003, Tax-Free Cash Reserve Portfolio, formerly a series of Tax-Free Investments Co., was restructured as a series of Tax-Free Investments Trust.

                                                    As revised December 30, 2004

                              AIM TAX-EXEMPT FUNDS

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM High Income Municipal Fund                         June 1, 2000
AIM Tax-Exempt Cash Fund                               June 1, 2000
AIM Tax-Free Intermediate Fund                         June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM V.I. Aggressive Growth Fund                         May 1, 2000
AIM V.I. Balanced Fund                                  May 1, 2000
AIM V.I. Basic Value Fund                           September 10, 2001
AIM V.I. Blue Chip Fund                                 May 1, 2000
AIM V.I. Capital Appreciation Fund                      May 1, 2000
AIM V.I. Capital Development Fund                       May 1, 2000
AIM V.I. Core Equity Fund                               May 1, 2000
AIM V.I. Core Stock Fund                              April 30, 2004
AIM V.I. Dent Demographic Trends Fund                   May 1, 2000
AIM V.I. Diversified Income Fund                        May 1, 2000
AIM V.I. Dynamics Fund                                April 30, 2004
AIM V.I. Financial Services Fund                      April 30, 2004
AIM V.I. Government Securities Fund                     May 1, 2000
AIM V.I. Growth Fund                                    May 1, 2000
AIM V.I. Health Sciences Fund                         April 30, 2004
AIM V.I. High Yield Fund                                May 1, 2000
AIM V.I. International Growth Fund                      May 1, 2000
AIM V.I. Large Cap Growth Fund                       September 1, 2003
AIM V.I. Leisure Fund                                 April 30, 2004
AIM V.I. Mid Cap Core Equity Fund                   September 10, 2001
AIM V.I. Money Market Fund                              May 1, 2000
AIM V.I. Premier Equity Fund                            May 1, 2000
AIM V.I. Real Estate Fund                             April 30, 2004
AIM V.I. Small Cap Equity Fund                       September 1, 2003
AIM V.I. Small Company Growth Fund                    April 30, 2004
AIM V.I. Technology Fund                              April 30, 2004
AIM V.I. Total Return Fund                            April 30, 2004
AIM V.I. Utilities Fund                               April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
Government & Agency Portfolio                          June 1, 2000
Government TaxAdvantage Portfolio                      June 1, 2000
Treasury Portfolio                                     June 1, 2000
Liquid Assets Portfolio*****                           June 1, 2000
STIC Prime Portfolio*****                              June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.
***** Effective November 24, 2003, Liquid Assets and STIC Prime Portfolios, formerly series of Short-Term Investments Co., were restructured as series of Short-Term Investments Trust.
****** Effective November 4, 2003, Tax-Free Cash Reserve Portfolio, formerly a series of Tax-Free Investments Co., was restructured as a series of Tax-Free Investments Trust.

                                                    As revised December 30, 2004

                           TAX-FREE INVESTMENTS TRUST

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
Tax-Free Cash Reserve Portfolio******                  June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.
*** Effective November 25, 2003, INVESCO International Core Equity Fund, formerly a series of AIM International Funds, Inc. II, was redomesticated as a series of AIM International Mutual Funds.
**** Effective October 29, 2003, AIM Real Estate Fund, formerly a series of AIM Advisor Funds, was restructured as a series of AIM Investment Securities Funds.